SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):      April 15, 2003

CADENCE DESIGN SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-10606 (Commission File Number)	77-0148231 (IRS Employer Identification No.)

2655 SEELY AVENUE, BUILDING 5
SAN JOSE, CALIFORNIA 95134

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 943-1234

Item 9. Regulation FD Disclosure

     The following information is furnished pursuant to Item 9, Regulation FD Disclosure and Item 12, Disclosure of Results of Operations and Financial Condition.

     On April 15, 2003, Cadence Design Systems, Inc. (“Cadence”) issued a press release announcing its financial results for the first quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1. The press release includes discussions of Cadence’s earnings per share on an adjusted pro forma basis (a non-GAAP financial measure), both on a historical basis and forward looking basis. Cadence calculates pro forma earnings per share by excluding amortization of acquired intangibles, amortization of deferred stock compensation, and unusual items. Cadence believes that excluding amortization of acquired intangibles and deferred stock compensation, write-offs of acquired in process technology and unusual items provides investors with a representation of the Company’s core performance, and a pro forma base line for assessing the future earnings potential of the company.

     The following exhibits are filed with this report on Form 8-K.

Exhibit No.	Description

99.1	Press Release issued by Cadence Design Systems, Inc., dated April 15, 2003.

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Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of April 15, 2003

CADENCE DESIGN SYSTEMS, INC.

	By:	/s/ William Porter

William Porter
Senior Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Cadence Design Systems, Inc., dated April 15, 2003.

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